Exhibit 10.6

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE SUCH TERMS ARE BOTH NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO EQUITRANS MIDSTREAM CORPORATION IF PUBLICLY DISCLOSED. THESE REDACTED TERMS HAVE BEEN MARKED IN THIS EXHIBIT AT THE APPROPRIATE PLACE WITH THREE ASTERISKS [***].

March 27, 2021

Rice Drilling B LLC
625 Liberty Ave.
Pittsburgh, PA 15222
Attn: Steven Ko

RE:    Letter Agreement Pursuant to Water Services Agreement

Dear Mr. Ko:
Reference is made to that certain Amended and Restated Water Services Agreement dated November 4, 2015 (as amended, the “Service Agreement”) between Rice Drilling B, LLC (“Producer”), and Equitrans Water Services (PA) LLC formerly known as Rice Water Services (PA) LLC (“Service Provider”). All capitalized terms used but not otherwise defined in this letter agreement (“Letter Agreement”) shall have the meanings (if any) ascribed to them in the Service Agreement.
WHEREAS, Producer desires that Service Provider construct and expand the Fresh Water System to connect to Producer’s Well Pad known as the Franklin Denny Pad (the “Franklin Denny Pad”) in order to commence performing Fresh Water Services “on an accelerated basis” at the Franklin Denny Pad on or before [***] (“Target Service Date”) and Service Provider is willing to provide such Fresh Water Services to Producer, subject to the terms and conditions hereof.
NOW, THEREFORE, Service Provider and Producer (collectively, “Parties” and each a “Party”), by execution of this Letter Agreement and in consideration of the mutual covenants contained herein, do hereby agree as follows:
1.    Expansion Work; Actual Service Date.
(a)    Subject to the terms and conditions of this Letter Agreement, Service Provider agrees to use best efforts to construct and install the necessary facilities to expand the Fresh Water System to connect to the Franklin Denny Pad and make Fresh Water available to perform Fresh Water Services at the Franklin Denny Pad (the “Expansion Work”) on or before the Target Service Date.

(b)    Service Provider agrees to communicate regularly with Producer regarding the status of the Expansion Work and shall provide written notice to Producer at least [***] days in advance of the completion of the Expansion Work (such date on which the Expansion Work is fully completed, the “Actual Service Date”).
(c)    The Parties hereby acknowledge that the Franklin Denny Pad is a Required Connection Well, and except as otherwise herein expressly set forth, Fresh Water Services at the Franklin Denny Pad shall be provided under and in accordance with the Service Agreement.
2.    Fees.
(a)    Producer agrees to pay Service Provider a fee (“Expansion Fee”) in the amount of [***] Dollars ($[***]), in immediately available funds, as consideration for the performance of the Expansion Work. Service Provider shall include the Expansion Fee in its invoice provided to Producer during the Month immediately following the Actual Service Date and Producer agrees to pay the Expansion Fee in accordance with Section 12.1 of the Service Agreement.
(b)    Producer shall also be responsible for paying the Delivery Fee and all other applicable fees and charges attributable to Fresh Water Services and/or other Services provided by Service Provider at the Franklin Denny Pad in accordance with Section 6.1 of the Service Agreement.
    3.    Miscellaneous. The terms and provisions of this Letter Agreement shall be binding on, and shall inure to the benefit of, the Parties and their respective successors and permitted assigns. This Letter Agreement may be executed in any number of counterparts, and each such counterpart hereof shall be deemed to be an original instrument, but all of such counterparts shall constitute for all purposes one agreement. Any signature hereto delivered by a Party by facsimile or other electronic transmission (including scanned documents delivered by email) shall be deemed an original signature hereto, and execution and delivery by such means shall be binding upon the Parties.
4.    Effect of Letter Agreement. The Parties acknowledge and agree that this Letter Agreement constitutes a written instrument executed by the Parties and fulfills the requirements of an amendment contemplated by Section 17.7 of the Service Agreement. The Parties hereby ratify and confirm the Service Agreement, as amended hereby. Except as expressly provided herein, the provisions of the Service Agreement shall remain in full force and effect in accordance with their respective terms following the execution of this Letter Agreement. In the event of any conflict or inconsistencies between this Letter Agreement and the Service Agreement, the terms and conditions of this Letter Agreement shall prevail.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Parties have executed this Letter Agreement as of the date first written above

RICE DRILLING B LLC

By: /s/ Stephen Ko
Name: Steven Ko
Its: Vice President

EQUITRANS WATER SERVICES (PA), LLC

By: /s/ Andrew L. Murphy
Name: Andrew L. Murphy
Its: Vice President
3